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                         SCHEDULE B [to Exhibit 10.14]

                                Licensed Products


- Turbo Touch Racers charged toy vehicles and extensions thereof and accessories therefore having all of the following ten features:


        Infra Red anti smash sensor
        Charging sound of revving engine
        one finger contact slot
        4 second charge time
        60 second running time
        Left/right steering
        Reverse function
        Stop/start function at any time
        Approximately 35 ft. range from point of individual using the product Screeching sound when stop or anti smash is activated
        Works indoors and outdoors
        Glove fits and functions on age group 4-10 years of age
        Must work indoors and outdoors
        Battery life requirement: Battery life must last for 15 hours of continuous playing time.
        Must pass all toy safety tests.




Acknowledged and Agreed                         Acknowledged and Agreed


/s/ Stephen Berman                              /s/ Peter Yanofsky
-----------------------------                   ------------------------------
JAKKS Pacific, Inc.                             Wow Wee, Inc.
June 13, 1996                                   June 13, 1996